SEQUIAM, INC.

(A Development Stage Company)

Financial Statements

For the year ended December 31, 2001

                                  SEQUIAM, INC.
                          (A Development Stage Company)

                              Financial Statements

                      For the year ended December 31, 2001




                                    CONTENTS

Financial  Statements

Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Statement  of  Operations . . . . . . . . . . . . . . . . . . . . .3
Statement  of  Shareholders'  Equity . . . . . . . . . . . . . . . 4
Statement  of  Cash  Flows . . . . . . . . . . . . . . . . . . . . 5
Notes  to  Financial  Statements . . . . . . . . . . . . . . . . . 6

                                  Sequiam, Inc.
                          (A Development Stage Company)

                                  Balance Sheet

                                December 31, 2001

ASSETS
Current assets:
  Cash and cash equivalents                         $     -0-
  Stock subscriptions receivable                        2,000
                                                    ----------
Total current assets                                    2,000
Furniture and equipment, net                           69,796
Software production costs, net                        170,978
                                                    ----------
Total assets                                        $ 242,774
                                                    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Capital lease payable - current                   $   9,128
  Loan from related party                             603,050
  Deferred salaries                                   253,000
                                                    ----------
Total current liabilities                             865,178
Long-term liabilities:
  Capital lease payable - long-term                    28,755
                                                    ----------
Total liabilities                                     893,933
Commitments and contingencies
Shareholders' equity:
  Common shares, par value $.0001:
    30,000,000 shares authorized; 20,000,000
    shares issued and outstanding                       2,000
  Paid-in capital                                         -0-
  Deficit accumulated during the development stage   (653,159)
                                                    ----------
Total shareholders' equity                           (651,159)
                                                    ----------
Total liabilities and shareholders' equity          $ 242,774
                                                    ==========


See accompanying notes.


                                                                               2
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
                                  Sequiam, Inc.
                          (A Development Stage Company)

                            Statement of Operations

                      For the year ended December 31, 2001


Net sales                                                  $       -0-
Costs and expenses:
  Marketing and selling                                            -0-
  Research and development                                     311,222
  General and administrative                                   329,049
  Amortization                                                     -0-
  Depreciation                                                  11,696
                                                           ------------
                                                               651,967
                                                           ------------
Loss from operations                                          (651,967)

Interest expense                                                 1,192
                                                           ------------
Net loss                                                   $  (653,159)
                                                           ============

Net loss per common share:
  Basic and diluted                                        $     (0.03)

Shares used in computation of net loss per common share -
  Basic and diluted                                         20,000,000


See accompanying notes.


                                                                               3
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
                                  Sequiam, Inc.
                          (A Development Stage Company)

                        Statement of Shareholders' Equity


                                                      DEFICIT
                                                    ACCUMULATED
                                  COMMON STOCK       DURING THE
                               ------------------
                                 SHARES      PAR      PAID-IN      DEVELOPMENT
                               OUTSTANDING  VALUE     CAPITAL         STAGE        TOTAL
                               -----------  ------  ------------  ------------  -----------
Balance at January 1, 2001             -0-  $  -0-  $        -0-  $        -0-   $     -0-

  Issuance of common stock at
    0.0001 per share           20,000,000   2,000            -0-           -0-       2,000
  Net loss                             -0-     -0-           -0-     (653,159)    (653,159)
                               -----------  ------  ------------  ------------  -----------
Balance at December 31, 2001   20,000,000  $2,000   $        -0-  $  (653,159)   $(651,159)
                               ===========  ======  ============  ============  ===========

See accompanying notes.


                                                                               4
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
                                  Sequiam, Inc.
                          (A Development Stage Company)

                            Statement of Cash Flows

                      For the year ended December 31, 2001


CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                     $(653,159)
Adjustments to reconcile net loss to net cash used in operating activities:
  Depreciation and amortization                                                 11,696
  Changes in assets and liabilities:
    Increase in loan from related party                                        603,050
    Increase in deferred revenue                                               253,000
                                                                             ----------
Net cash used in operating activities                                          214,587

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of furniture and equipment                                           (40,744)
Software production costs                                                     (170,978)
                                                                             ----------
Net cash used in investing activities                                         (211,722)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sale of common stock                                             -0-
Payments of capital lease                                                       (2,865)
                                                                             ----------
Net cash provided by financing activities                                       (2,865)

Net increase in cash and cash equivalents                                          -0-
Cash and cash equivalents at beginning of year                                     -0-
                                                                             ----------
Cash and cash equivalents at end of year                                           -0-

SUPPLEMENTAL NONCASH ACTIVITIES
Subscriptions receivable for common stock                                    $   2,000
Exchange of capital lease payable for equipment                                 40,748
                                                                             ----------
                                                                             $  42,748
                                                                             ==========

See accompanying notes.


                                                                               5
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                                  Sequiam, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements

                      For the year ended December 31, 2001

1. SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF BUSINESS

Sequiam, Inc. (the Company) was incorporated in Delaware (date of inception) on January 23, 2001. The Company was formed to research, develop, produce and market a document management software product.

Since inception, the Company's primary activities have consisted of research and development, and software production activities. Accordingly, the Company has not generated any significant revenues, and the Company is considered a development stage company at December 31, 2001.

FURNITURE  AND  EQUIPMENT

Furniture and equipment are recorded at cost. Depreciation for office furniture and fixtures is computed using the straight-line method over seven years. Depreciation for computer equipment and purchased software is calculated using the straight-line method over three years. Expenditures for maintenance and repairs are charged to expense as incurred.

SOFTWARE PRODUCTION COSTS

Software production costs are capitalized in accordance with SFAS 86, and amortized using the gross revenue ratio method. No amortization was recorded for the year ended December 31, 2001 as no software had yet been released to customers and no revenue yet earned.

REVENUE  RECOGNITION

Revenue from software sales is recognized as installations take place. Cash received from the customers in advance of amounts earned is deferred and recorded as a liability.

RESEARCH AND DEVELOPMENT COSTS

The costs of research and development were expensed as incurred in accordance with SFAS 86 until technological feasibility was achieved in August 2001. For the year ended December 31, 2001, research and development costs charged to expense were $311,222.

ADVERTISING  COSTS


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The costs of advertising are expensed as incurred. For the year ended December
31, 2001, there were no advertising costs included in marketing and selling expense.

1. SUMMARY OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME  TAXES

The Company follows the liability method of accounting for income taxes. Deferred income taxes relate to the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

EARNINGS  (LOSS)  PER  COMMON  SHARE

Basic income (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted income (loss) per common share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options, adjusted for the assumed repurchase of the Company's common stock, at the average market price, from the exercise proceeds and also may include incremental shares issuable in connection with convertible securities. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and thus are excluded from the calculation.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  FURNITURE  AND  EQUIPMENT

Furniture and equipment consist of the following at December 31, 2001:

     Office  furniture  and  fixtures           $  40,748
     Computer  equipment                           21,112
     Purchased  software                           19,632
                                                ----------
                                                   81,492
     Less  accumulated  depreciation              (11,696)
                                                ----------
                                                $  69,796
                                                =========

3. CAPITAL LEASE PAYABLE

In August 2001, the Company purchased office furniture with a value of $40,748 under a direct financing lease with 48 monthly principal and interest installments of $1,014. The minimum rental payments are as follows for the fiscal years ending:

     December  31:
     2002                                      $  9,128
     2003                                         9,986
     2004                                        10,923
     2005                                         7,846
                                               --------
Total  future  minimum  payments  required     $ 37,883
                                               ========


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4. LOAN FROM RELATED PARTY

The Brekel Group, Inc. (BGI) a significant shareholder and a company under common directorate has made short-term advances of $603,050 with no specified repayment terms and without interest.

5. INCOME TAXES

At December 31, 2001, the Company had available net operating loss carryforwards of approximately $653,000 for federal income tax purposes. These net operating loss carryforwards expire in 2021.The reconciliation of income tax computed at the U.S. federal statutory rates to income tax expense is as follows at December 31, 2001:

Income  tax  benefit  computed  at  the  federal  statutory rate    $ (222,000)
State  income  tax  benefit,  net  of  federal  benefit                (39,000)
Valuation  allowance                                                   261,000
                                                                    -----------
Total                                                               $       -0-
                                                                    ===========

The components of the deferred income tax asset and liability are as follows at December 31, 2001:

Deferred  tax  assets:
Net  operating  loss  carryforward                                  $  261,000
Valuation  allowance                                                  (261,000)
                                                                    -----------
Total  deferred  tax  assets                                                -0-
Deferred  tax  liabilities:                                                 -0-
                                                                    -----------
Total                                                               $       -0-
                                                                    ===========

In accordance with SFAS No. 109, Accounting for Income Taxes, valuation allowances are provided against deferred tax assets if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company has evaluated the realizability of the deferred tax assets on its balance sheets and has established a valuation allowance in the amount of $261,000 against its net deferred tax assets at December 31, 2001.

6. LEASE OBLIGATIONS

As of December 31, 2001, the Company rents office space from the Brekel Group, Inc. (a related party) on a month-to-month basis. Sequiam, Inc. occupies 5,055 square feet of shared space for which it incurred total rental expense of $24,509 for the year ended December 31, 2001. During 2002 the Company expects to execute a formal lease agreement with the Brekel Group, Inc. for a term not to exceed that under which BGI is obligated through the year 2030.


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7. LOSS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net loss per common share at December 31, 2001:


Numerator:
  Net loss                                                   $   653,159
                                                             -----------
    Numerator for basic loss per share-loss available to
      common shareholders                                        653,159
  Effect of dilutive securities:                                     -0-
                                                             -----------
    Numerator for diluted loss per share-loss available to
      common shareholders after assumed conversions              653,159

Denominator:
  Denominator for basic and diluted loss per share-weighted
    average shares                                            20,000,000
                                                             -----------
Net loss per common share-basic and diluted                  $     (0.03)
                                                             ============

8. STOCKHOLDERS' EQUITY

The Company's authorized capital stock consists of 30,000,000 shares of common stock, par value $0.0001 per share. The holders of common stock are entitled to one vote per share and are entitled to dividends as declared.


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